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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 28, 2002, in Amendment No. 1 to the Registration Statement (Form S-2 No. 333-82446) and related Prospectus of Sypris Solutions, Inc. for the registration of 3,000,000 shares of its common stock.

                                                           /s/ Ernst & Young LLP

Louisville, Kentucky
February 20, 2002